UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 23, 2021
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6634 Hwy 53
Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5    Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2021, Larry L. Enterline, Executive Chairman of the Board of Directors (the “Board”) of Fox Factory Holding Corp. (the “Company”) provided notice of his intent to resign from the Board effective April 2, 2021. Mr. Enterline served as the Executive Chairman of the Board since June 2019, before which he served as the Chief Executive Officer of the Company for eight years. The resignation of Mr. Enterline is not the result of any dispute or disagreement with the Company or the Board on any matter relating to the operations, policies or practices of the Company.

Item 7.01    Regulation FD Disclosure

Following the recommendation of the Nominating and Corporate Governance Committee (the “Committee”), on February 24, 2021, the Board appointed Dudley Mendenhall to succeed Mr. Enterline as the Chairperson of the Board, effective April 2, 2021. Mr. Mendenhall currently serves as the Lead Independent Director and Chairperson of the Audit Committee. Following Mr. Mendenhall’s appointment as Chairman of the Board, he will no longer serve as Lead Independent Director or Chairperson of the Audit Committee. On February 24, 2021, upon the recommendation of the Committee, the Board appointed Jean Hlay to succeed Mr. Mendenhall as Chairperson of the Audit Committee, effective April 2, 2021.

On February 25, 2021, the Company issued a press release announcing Mr. Enterline’s retirement from the Board and the appointments of Mr. Mendenhall and Ms. Hlay as Chairman of the Board and Chairperson of the Audit Committee, respectively, with each action to be effective April 2, 2021, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained or incorporated in this Item 7.01 of this Current Report is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press Release by Fox Factory Holding Corp., dated February 25, 2021
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	February 25, 2021	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer